Exhibit 99.1

to Acquire www.elmettechnologies.com November 2007 Listen, Create Delight

Investor Presentation The following investor presentation was furnished by Harbor Acquisition Corporation (“Harbor”) to the Securities and Exchange Commission (“SEC”) as part of a current report on Form 8-K dated April 25, 2007 and November 5, 2007. Harbor intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Harbor securities, regarding its proposed acquisition (the “Acquisition”) of Elmet Technologies, Inc. (“Elmet”), as described in Harbor’s previous Form 8-K report dated October 17, 2006 as amended and the amended preliminary proxy statement filed by Harbor with the SEC on October 18, 2007. Ferris, Baker Watts, Incorporated (“FBW"), the managing underwriter of Harbor’s initial public offering consummated in April 2006, is assisting Harbor in these efforts without charge, other than reimbursement of FBW’s out-of-pocket expenses. Harbor and its directors and executive officers and FBW may be deemed to be participants in the solicitation of proxies for the special meeting of Harbor stockholders to be held to approve the Acquisition.  Harbor and the directors and executive officers of Harbor may be deemed to be participating in the solicitation of proxies in respect of the proposed Acquisition. Other information regarding the participants in the proxy solicitation, including the officers and directors of Harbor, and a description of their direct and indirect interests in the Acquisition, by security holdings or otherwise, will be contained in the definitive proxy statement to be filed with the SEC by Harbor and contained in the preliminary proxy statement. Stockholders of Harbor and other interested persons are advised to read, when available, Harbor’s definitive proxy statement in connection with Harbor’s solicitation of proxies for the special meeting because that proxy statement will contain important information. Such persons can also read Harbor’s final prospectus, dated April 27, 2006, for a description of the security holdings of the Harbor officers and directors and their respective interests in the successful consummation of the Acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Harbor Acquisition Corporation, 400 Crown Colony Drive, Suite 104, Quincy, MA 02169. The preliminary proxy statement, the definitive proxy statement, once available, and the final prospectus can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

Safe Harbor This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, including, without limitation, statements regarding financial position, business strategy, plans, objectives, operations and industry conditions, are forward-looking statements. Although Harbor believes that the expectations reflected in such forward-looking statements are reasonable, Harbor can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from Harbor expectations (“Cautionary Statements”) include without limitation, the failure of Harbor’s stockholders to approve the Acquisition and the transactions contemplated thereby; the number and percentage of Harbor’s stockholders voting against the Acquisition and electing to exercise their redemption rights; changing interpretations of generally accepted accounting principles; costs associated with continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Elmet is engaged; the continued ability of Elmet to successfully execute its business plan involving the proper management of its human resources and assets; demand for the products and services that Elmet provides; continued availability of, and changes in pricing for, raw materials used by Elmet; general economic conditions; geopolitical events and regulatory changes; as well as other relevant risks detailed in Harbor’s filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to Elmet, or persons acting on Harbor’s behalf, are expressly qualified in their entirety by the Cautionary Statements. This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. As described on page 37, Elmet's EBITDA has been adjusted for certain transaction related expenses and other amounts which Harbor anticipates will not reoccur as part of the future combined operations of Elmet and Harbor. Management believes that Adjusted EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

1: Assumed $6.00 stock price 2: Adjusted EBITDA is based on LTM through July 1, 2007; see Appendix for Elmet’s adjusted EBITDA reconciliation The Transaction Elmet Technologies, Inc. (“Elmet”) to be acquired by Harbor Acquisition Corporation (“Harbor”) (AMEX: HAC) Upon consummation of the acquisition, Harbor will be renamed Elmet Technologies Corporation under proposed AMEX symbol: ETI Total closing purchase price: $111.9 million in cash and 2.191 million Harbor shares (shares subject to six-month lockup) 1 Purchase price (enterprise value of $125 million) divided by: Adjusted EBITDA of $16.9 million ² = 7.4x multiple Potential earnout payment of $28 million based on Elmet achieving EBITDA thresholds over 2007–2008 Paid 60% cash and 40% in HAC stock Minimum threshold for the two year period is $37 million (see proxy statement for details on the earnout)

ELMET TECHNOLOGIES

Public Company Comparables and Valuation Analysis

2006 Elmet Adjusted EBITDA Margin of 31%; Greater than Majority of Peer Group

Company Name	Ticker	Sales	EBITDA Margin	Market Cap [1]	Total Enterprise Value (TEV) [1]	LTM Adjusted EBITDA [2]	TEV/ Adjusted EBITDA
OmegaFlex, Inc.	OFLX	74.88	21%	158.89	153.52	15.40	9.97
LMI Aerospace Inc.	LMIA	127.10	15%	302.83	277.71	18.69	14.86
Brush Engineered Materials Inc.	BW	892.13	11%	1,189.20	1,218.72	100.00	12.19
RTI International Metals Inc.	RTI	572.25	27%	1,796.33	1,707.47	154.01	11.09
Kennametal Inc.	KMT	2,385.49	15%	3,187.87	3,521.89	359.24	9.80
Carpenter Technology Corp.	CRS	1,944.80	19%	3,394.96	3,054.16	378.50	8.07
Titanium Metals Corp.	TIE	1,278.27	36%	5,144.70	5,193.80	463.32	11.21
Allegheny Technologies Inc.	ATI	5,529.20	22%	9,834.39	9,845.49	1,235.70	7.97
Precision Castparts Corp.	PCP	5,908.90	21%	20,325.34	21,017.64	1,257.80	16.71
Parker-Hannifin Corp.	PH	10,718.06	14%	12,742.23	13,854.82	1,532.22	9.04

High	16.7
Low	8.0
Mean	11.1
Median	10.5

Harbor Acquisition / Elmet Analysis	W/O earnout	With earnout
Proposed Enterprise Value	$ 125.00	$ 153.00
2006 FYE Elmet Adjusted EBITDA	$ 17.10	
EBITDA Target for Earnout		$ 22.00
Implied TEV / LTM EBITDA Multiple	7.31	6.95

Comp Group Mean	W/O earnout Discount to Comp Group	With earnout Discount to Comp Group
11.1	33%	37%

1: Public comparables valuations are as of October 18, 2007 (Source: CapitalIQ)

2: See Appendix for LTM EBITDA reconciliations

Listen, Create, Delight

5

Post-Transaction Capitalization 100.0 18,991,000 Total 72.7 13,800,0002 Harbor Investors 1Does not include contingent payments; includes shares held by affiliates of Harbor 2Does not include warrants or underwriter purchase option and assumes no Harbor stockholder conversions in the transaction 15.8 3,000,000 Harbor Management 11.5 2,191,0001 Elmet Shareholders % Common Shares Holder

Elmet Technologies Profile & Investment Highlights A leading manufacturer of Advanced Enabling Materials, (“AEM”), primarily tungsten and molybdenum, required in established and emerging markets such as: Medical (imaging devices, X-ray, surgical wands) Data storage devices (MP3 players) Semiconductor (chips, diodes) Lighting (filaments) Heat treating (high-temperature furnaces and nuclear fuel processing) Electronics (flat panel displays) “Mission-critical” consumable components primarily sold to OEMs Significant technical capability Machine design New product development Metallurgical expertise Technical solutions Experienced management team Well positioned for strategic acquisitions

See Appendix for EBITDA reconciliation. Executive Summary Long history (1929)—young company 1942 to 2003 owned by Philips January 2004 management buyout Since the 2004 buyout—new focus Product development New markets other than lighting State-of-the-art equipment Market share at existing customers New customer development EBITDA growth 2003–2006 Up 138% 33% compound annual growth Adjusted EBITDA ($mm) *2003 is unaudited. Growth Story New Products to New and Existing Customers Existing Products to New Customers $7.2 $12.7 $16.0 $17.1 2003* 2005 2007E 2009E

Sales ($mm) *AEM Sales CAGR: Manufactured product less contract business. AEM would generally include the contract business, but it has been excluded from the manufactured product segment for this graph. Significant sales mix shift toward higher-margin products 26% compound annual sales growth within AEM* Executive Summary (continued) Elmet’s product/market mix shift Capture higher-margin product (AEM*) Medical industry Semiconductor industry Data storage industry Efficiently manage lighting contract Cost controls Technology changes Purchased products Provide good service Profitability reinvested in AEM Elevated focus (AEM) New product development Market share gain new and existing customers AEM Sales up 10% for the 6 months ended Q2 07 versus Q2 06 - (unaudited) AEM Backlog up 61% for the 6 months ended Q2 07 versus Q2 06 - (unaudited) 0 5 10 15 20 25 30 35 2003 2004 2005 2006 AEM Contract Purchased Products

Key Strategic Initiatives Build business on high-value-add products Expand sales and marketing effort Accelerate new product development Continue investing in latest technology equipment Focus on company’s engineering capability Aggressive intellectual property strategy (i.e., patent or trade secret) Several patent applications filed Pursue opportunities to expand into new metals/materials Leverage infrastructure and facilities Strategic acquisition program

Management John S. Jensen—President & Chief Executive Officer 23 years in advanced materials 7 years with Philips Lighting, including Sr. VP Sales 16 years with Philips Elmet/Elmet Technologies Charles Bennett—Vice President of R&D & Logistics 34 years with Philips Elmet/Elmet Technologies Steve Jordan—Vice President of Manufacturing 29 years with Philips Elmet/Elmet Technologies Carl Miller—Vice President & C.F.O. 3 years with Elmet Technologies Certified Public Accountant (C.P.A.) 30 years in financial positions with private and public companies Ernst & Ernst, Republic Steel, Lamson & Sessions Peter Van Alstine—VP Sales & Marketing 16 years of sales and marketing experience Procter & Gamble, Boats.com, Cross Country Automotive Services Started November 1, 2006

Molybdenum and Tungsten Molybdenum and tungsten are Advanced Enabling Materials that make them uniquely suited for mission-critical high-tech applications High-temperature melting point High density Purity level (not an alloy) Rigid/High strength Matching coefficient of thermal expansion Molybdenum and tungsten are also used to replace traditional materials for leading-edge applications.

Powder Processing Material Processing Machining and Fabrication Molybdenum and Tungsten Pure Material Fully Integrated Product Producer

Elmet Product Capabilities Rod and Wire Filament Making Plate and Sheet Precision Machining and Fabrication Components

Disk Drives Electronic Components High-Temperature Furnaces Lighting Medical Devices Semiconductor Equipment Flat Panel Displays Typical End Uses

Ion sources—high-purity materials machined to precise tolerances Lithography/Masks—high-purity materials with consistent metallurgy Discrete components—high-volume and high-reliability diode bases suitable for high-speed assembly Semiconductor Market Applications

Medical Market Applications CT imaging (X-ray filtering and shielding) where precision and dimensional stability are critical to performance. Machined components for medical X-ray tubes. Fully integrated manufacturing assures material purity. Surgical wands for minor surgery with precision-engineered tungsten. Interlocking grain structure provides strength and ductility.

Precision-manufactured consumable components for OEM thin film equipment Material purity Repeatable geometric control to tight tolerances Excellent resistance to erosion at high temperatures Thermal stability exhibiting precise, repeatable performance Data Storage

Electronics Precision-engineered materials for a variety of electronics applications Sputtering targets for flat panel displays Heat sinks for diodes Components for power tubes used in applications such as TV transmission and radiation therapy

Product development program* Molybdenum precision component (medical imaging devices) Moly rotary and flat targets (flat panel displays) Super tungsten (incandescent lighting) Laser-welded tungsten assembly (air purification) Large crucibles (crystal growing) Tungsten and moly alloys (aerospace, medical, semiconductor) New Product and Market—Identified Opportunities * Patent applications filed for technology used in several of the above products

Elmet Value Proposition Advanced Enabling Materials Breakthrough technologies/Innovative solutions Improved performance Reduced cost Longer life Personalized approach to problem solving Technical support Customized logistics and service

1: Source: Business Communication Co. 2: Elmet’s business growing at a higher rate than category, according to management 3: Elmet management estimate 4: H.C. Starck and Plansee also sell products made of other materials Industry Perspective Molybdenum and Tungsten Forecasted growth of key markets at greater than 15% per year1: Ion Implantation Equipment: 26.6% Medical Imaging and Radiation Therapy: 7.6%2 Sputter Targets and Sputtering Films: 16.5% Advance Materials for Renewable Energy: 25.8% Estimated market size: $1 billion–$2 billion 3: Elmet’s global share is less than 5% Two larger competitors operating in this space are 4: H.C. Starck—formerly a division of the Bayer Group Plansee—a private company

H.C. Starck The Plansee Group A.L.M.T. Corp. Osram Philips GE Sylhan LLC The Rembar Co. Taiwan Sintered Metal Co. Fully Integrated Broad Portfolio Limited Offering “Machine Shop” Manufacturing Focused High Volume Customer Focused Elmet Technologies today Competitive Landscape Elmet Technologies in the future

Strong relationships with customers have enhanced Elmet’s ability to obtain new business and expand into new markets. Over 400 Customers in Diverse Markets

* 2003 financial information is based upon unaudited Elmet estimates of the financial performance of the Elmet division assuming it had been a stand-alone company during the period Evolution of Sales by End Market 2003 2006 3 to 5 Year Goal Growth in medical Growth in electronics Lighting Purchased Products Heat Treating Semiconductors Electronics Medical Growth in semiconductors Shift to higher-margin business 45% 30% 8% 15% 1% 1% 7% 9% 13% 30% 26% 15% 27% 19% 15% 24% 9% 6% Percentage of Total Sales by Market

$45.8 $51.2 $59.9 1: 2003 financial information is based upon unaudited Elmet estimates of the financial performance of the Elmet division assuming it had been a stand-alone company during the period 2: See Appendix for Elmet’s adjusted EBITDA reconciliation, dollars in millions 3: LTM is for the last twelve months ended July 1, 2007 Sales Adjusted EBITDA $55.1 Financial Overview 1, 2, 3 Financial results (2003–2006 CAGR) Sales growth 4.3% AEM sales growth of 26% EBITDA growth 33% Margin improvement (2003–2006) Gross margin—17% to 34% EBITDA, as adjusted, margin—18% to 31% $55.7 $17.6 $13.2 $15.0 $24.5 $9.9 $16.8 $34.9 $11.2 $13.8 $34.9 $8.8 $11.4 $36.7 $9.0 $10.0 $0.0 $25.0 $50.0 $75.0 2003 2004 2005 2006 LTM AEM Purchased Products Contract Sales $7.2 $12.7 $16.0 $17.1 $16.9 $0.0 $4.0 $8.0 $12.0 $16.0 $20.0 2003 2004 2005 2006 LTM

The Growth Story The next 12-36 months New and developing product opportunities Elmet’s strategic objective is to grow its business in the medical and electronics segment by 200%. In the past few years, the company had identified and has been developing new product opportunities which could generate an additional $15–$20 million in revenue. Certain of these efforts have led the company to begin ramping manufacturing for delivery in large quantities in 2008 North American sales expansion Opportunity to gain market share with new and existing customers, which could bring additional growth of $8–$15 million in revenue International sales expansion Historically Elmet has been focused on domestic sales Estimated $7–$11 million of new business opportunities

Investment Case to Our Shareholders Since the buyout from Philips Electronics, Elmet has been able to pursue and invest in new high-technology/high-margin business opportunities, which resulted in a: In 2007,Elmet initiated an international sales and marketing effort. Selected public company peer group is trading at a mean multiple of 11.1 times Enterprise Value to EBITDA. HAC’s negotiated purchase multiple of 7.4 times represents a 33% discount compared to the public peer group. Attractive Growth Opportunity * Compound annual growth rate. See appendix for public comparables. 33% CAGR* of Adjusted EBITDA from 2003 - 2006 Harbor Acquisition Corporation Valuation Arbitrage

Investment Case to Our Shareholders (continued) Customers consistently give Elmet the highest marks for service delivery, overall value and solving critical customer needs. The Company creates long-term strategic relationships with its broad customer base. Strong and very agile management team that is committed to building shareholder value through growth of the top and bottom lines. Potential core and adjacent acquisition opportunities each represent 25% to 40% increase in revenue growth within Elmet’s Advanced Enabling Materials business. A November 2006 report from Canaccord Adams on Advanced Enabling Materials companies mentioned Elmet as one of the private companies to watch. Harbor Acquisition Corporation Service Differentiation Elmet Management Elmet as a Platform

Investment Case to Our Shareholders (continued) Elmet provides mission-critical technology products that command above-average margins relative to public company peer group (see Appendix for public comparables). Developing molybdenum and tungsten based technology products requires extensive technical capabilities and intellectual know-how. Elmet is one of the few companies in the world with the fully integrated capability to transform refractory powders into a broad range of highly engineered technology products. * EBITDA Margin means Adjusted EBITDA as a percentage of sales Elmet achieved a 31% Adjusted EBITDA Margin* for FYE 2006 Harbor Acquisition Corporation Technology Company High Barriers to Entry Fully Integrated Capability Elmet’s Advanced Enabling Materials meet specs that similar products made of other materials cannot achieve. Management believes that Elmet’s engineering organization is the best in the industry.

Appendix

New Board of Directors After Completion of Acquisition John Carson, Director, Chairman Former Chairman of Triarc Beverage Group, President and CEO of Royal Crown Company, President of Cadbury Beverages N.A. Education: College of Commerce, Birmingham Robert Hanks, Director, Vice-Chairman Over 30 years of private equity experience Former Group Officer of Conrac Corporation, CFO of GTE Brazil, VP of GTE Communications Products, and President of GTE Asia Pacific Education: M.B.A. and Bachelor of Science—Syracuse University John Jensen, Director, President & CEO (assuming completion of acquisition) Led the buyout of Elmet from Philips; responsible for increasing profitability over 130% since the buyout Prior to Elmet, Jack held several positions in marketing and sales over a 20-year tenure with Philips, including being the Senior Vice President of the North American lighting division Education: Bachelor of Science—Westbrook College

Knute Albrecht, Director (assuming completion of acquisition) Over 25 years of private equity experience Education: M.B.A.—Drexel University; Bachelor of Science—Temple University David Dullum, Director Over 30 years of private equity experience Member of the Board of Directors of three publicly traded investment companies (NASDAQ: GLAD, GAIN, GOOD) Education: M.B.A.—Stanford University; Bachelor of Science—Georgia Institute of Technology William Mahoney, Director Former Vice Chairman and COO of Witco Corporation (now Chemturo), a $2.4 billion specialty chemical and petroleum products company Education: Bachelor of Science—University of Massachusetts New Board of Directors After Completion of Acquisition (continued)

*EBITDA is the sum of earnings before interest expense (net), taxes, depreciation, and amortization expense. It is calculated as follows: LTM operating income + depreciation and amortization. Source: CapitalIQ, last 12 months data as of 10/18/07, and represents data for the last four reported quarters Peer Group Adjusted LTM EBITDA Reconciliation* PH RTI TIE OFLX LMIA 1,237.65 $ 139.61 $ 426.87 $ 14.96 $ 14.97 $ 294.57 14.40 36.45 0.43 3.71 1,532.22 $ 154.01 $ 463.32 $ 15.40 $ 18.69 $ Comparable Company EBITDA Reconciliation (Dollars in 1000s) (last Comparable Company EBITDA Reconciliation (Dollars in 1000s) (last twelve months) Ticker Income from Operations plus: Depreciatation and Amortization ATI BW CRS KMT PCP $1,142.80 $75.29 $329.80 $280.58 $1,138.90 92.90 24.71 48.70 78.66 118.90 EBITDA $1,235.70 $100.00 $378.50 $359.24 $1,257.80Ctwelve months) Ticker Income from Operations plus: Depreciation and Amortization EBITDA

ELMET TECHNOLOGIES

Elmet Adjusted EBITDA Reconciliation

($ in 000)	FYE 2003 [4]	FYE 2004	FYE 2005	FYE 2006	LTM as of July 2007
Operating Income	$ 5,173	$ 9,323	$ 11,466	$ 12,304	$ 10,987
plus: Depreciation and Amortization	2,000	2,103	2,358	2,827	3,368
plus: Other Expenses and Adjustments (see below)	-	**1,284**	**2,220**	**1,972**	**2,563**
Adjusted EBITDA	**$ 7,173**	**$ 12,710**	**$ 16,044**	**$ 17,103**	**$ 16,918**
Other Expenses and Adjustments:					
Loss (Gain) on sale of equipment	$ -	$	$ -	$ -	$ -
Purchase accounting step-up [1]	-	1,284	-	-	-
Equipment write off [2]	-	-	354	17	17
Deal transaction related expenses and ERP implementation costs [3]	-	-		1,955	2,546
Loss on early extinguishment of debt	-	-	1,866	-	-
Total	$ -	$ 1,284	$ 2,220	$ 1,972	$ 2,563

1. Purchase Accounting Inventory Step-up The purchase accounting inventory step-up adjustment resulted from the Philips Buyout transaction, when inventory value was written-up to "sales value minus cost to dispose" in a process allowed under IRS rules to decrease goodwill. This inventory was sold in 2004 at the written-up cost of $1,284 K.
2. Includes a write-off of spare parts inventory and engineering expense relating to several pieces of equipment that never functioned properly.
3. Includes (i) professional service fees and expenses associated with the redemption in January 2005 of equity formerly held by certain investors, the recapitalization in September 2005 of Elmet's remaining equity, and for 2006 the transactions described in this proxy statement, and (ii) in 2006, implementation expenses paid to information technology consultants and temporary employees for developing and implementing Elmet's enterprise software system.
4. 2003 financial information is based upon unaudited Elmet estimates of the financial performance of the Elmet division assuming it had been a stand-alone company during the period

Listen, Create, Delight

35